UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2015, Causeway Emerging Markets Fund’s Institutional Class returned -0.74% and Investor Class returned -0.87%, compared to -2.26% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 4.74% for the Institutional Class and 4.59% for the Investor Class, compared to 3.39% for the EM Index.

Performance Review

Emerging market equities appreciated in local currency terms over the period, but declined in US dollar terms. The asset class underperformed developed market equities, pressured by slowing global growth, the specter of rising U.S. interest rates, and slumping commodity prices. Emerging Asia was the top performing region for the period, fueled by strong performance from China, Taiwan, and India. The Latin America region experienced the steepest declines. Brazil, the region’s largest market, depreciated by 27% in U.S. dollar terms. Multiple conditions weakened the Brazilian equity market, including twin fiscal and current account deficits, rising inflation and declining business confidence and economic activity. Information technology was the top performing sector in the EM Index. Some of the sector’s largest constituents benefited from a stronger U.S. dollar, adding to already above-market average levels of future earnings growth. The health care sector also performed well. Materials and energy were the biggest laggards, extending a multi-year de-rating (compression of valuation multiples).

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. All of the factors we use to forecast alpha (performance in excess of the benchmark) posted positive returns for the period. Our macroeconomic factor demonstrated the most predictive power. Investors favored countries with low or falling real interest rates, current account surpluses and improving industrial production. Our earnings growth and technical indicators delivered strong returns, driven by the market’s preference for stocks with positive earnings revisions and price momentum in a slow growth environment. The positive performance of our currency factors reflected investors selling currencies of countries with high inflation and current account deficits, such as the Brazilian real and Turkish lira, and favoring currencies with more supportive macroeconomic fundamentals, including the Indian rupee and Thai baht in emerging Asia. Our bottom-up valuation factor, while in positive territory, lagged over the period. Investors appear hesitant to significantly increase exposure to valuation factors without reassurance of a cyclical upturn.

Stock selection in the industrials sector was the greatest contributor to the Fund’s outperformance versus the EM Index over the period. Stock selection in the consumer discretionary and materials sectors, along with an underweight to the materials sector, also boosted relative returns. Stock selection in the information technology and utilities sectors detracted from relative performance. The Fund’s exposure across every emerging market region contributed to relative return. The most pronounced contribution stemmed from the Fund’s underweight to the Latin American region. The top relative stock specific contributors to performance were overweight positions in China-listed securities: infrastructure

2	Causeway Emerging Markets Fund

construction and manufacturer, China Communications Construction Co. Ltd., and rail company, China Railway Group Limited. Both securities were beneficiaries of the Chinese government’s recent investments in infrastructure. An overweight position in electronics assembler, Pegatron Corporation (Taiwan), also contributed. Although the Fund has indirect exposure to online services company, Tencent Holdings, by owning shares of Naspers, a South African company with a large investment in Tencent, the Fund’s net underweight position in shares of Tencent was the top detractor from relative performance for the quarter. Underweight positions in two China-listed insurers, China Life Insurance Co. and Ping An Insurance Company of China, also detracted.

Significant Portfolio Changes

In March 2015, Taiwan became the Fund’s largest active overweight country position. Taiwan-listed equities currently demonstrate positive earnings growth at attractive valuations. From a macroeconomic perspective, the country boasts a current account surplus, a feature that should help the market weather a reduction in global liquidity. The greatest increase in active exposure by country was to South Korea, another significant overweight position for the EM Fund. Like Taiwan, investors in South Korean equities can currently access earnings growth without paying excessive valuation premiums. The country’s fiscal position and current account surplus also score well in our alpha forecasting process. Although we retain an overweight position to India, we have reduced our exposure to Indian equities following a period of outperformance. We remain underweight the Latin America region, but did identify investment opportunities in Brazil, which lowered our underweight position over the period. Notable changes in the Fund’s sector active exposure include increased active weightings to industrials and information technology. For example, we have identified compelling investments in Chinese-listed industrials that should benefit from China’s infrastructure investments, and presently rank well using our bottom-up valuation, earnings growth and momentum factors. Although we retain below-benchmark exposure to the financials sector, this underweight position diminished over the period. We narrowed our overweight positions in the energy and utilities sectors, and increased our underweight to the materials sector. Significant net purchases over the period included Samsung Electronics (South Korea), China Communications Construction Co. Ltd. (China), and China Construction Bank (China). Significant net sales over the period included Sasol Ltd (South Africa), PetroChina Co. (China), and Dubai Islamic Bank (United Arab Emirates).

Investment Outlook

Emerging countries have boosted efforts to support their economies. In the first quarter of 2015, seven countries lowered interest rates: China, India, Turkey, Thailand, Poland, Russia, and Hungary. The fall in the oil price has enabled those central banks to take these actions. Since many developing economies, particularly in Asia, are net oil importers, declining oil prices reduced inflationary pressures, allowing central banks to lower rates. Only Brazil, an energy exporter, countered the trend and raised rates by 50 basis points in the first quarter to support its currency and combat import inflation.

Causeway Emerging Markets Fund	3

In addition to monetary policy easing, we are encouraged by targeted fiscal support from China and India. The creation of China’s Silk Road Fund and Asian Infrastructure Investment Bank are designed to improve connectivity across Asia, Africa, the Middle East, and Europe, and should facilitate the export of China’s much needed infrastructure expertise to other parts of Asia and the developing world. In addition, India’s fiscal year 2015/2016 budget, announced in the first quarter, provides for significant infrastructure spending.

With the U.S. Federal Reserve Bank’s tightening policy on the horizon, investors are scrutinizing the ability for emerging markets equities to withstand a reduction in global liquidity. The massive money creation programs of the Eurozone and Japan, along with easing emerging central bank policies, may offset some of the impact. Currency will likely continue to be an important differentiator in emerging markets. We will continue to rely on our currency model to navigate this landscape, which helps us limit our exposure to currencies that we expect will be vulnerable to a hike in U.S. interest rates. The global yield curve is fairly flat, indicating limited global economic growth going forward. Stimulus measures globally, including in the European Union, Japan, China, and India, should support economic activity and combat global deflation. Ultimately, we seek to exploit multiple alpha sources across the asset class. In addition to undervaluation, our investment process seeks stocks that will benefit from growth and price momentum. We evaluate these features in the context of top-down factors to achieve a more well-rounded definition of attractive stocks. Our goal is to identify investment opportunities across cycles, as styles move in and out of favor, global monetary conditions change, and economies evolve.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

April 30, 2015

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

As of March 31, 2015, the gross expense ratio was 1.22% for the Institutional Class and 1.47% for the Investor Class.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
COMMON STOCK
Brazil — 3.7%
Banco do Brasil SA	1,469,200	$10,593
JBS SA	4,428,400	19,689
Light SA	678,200	3,062
Petroleo Brasileiro SA, Class A ADR	2,408,200	14,666
Porto Seguro SA	264,100	2,939

		50,949

China — 19.3%
Bank of China Ltd., Class H	57,305,000	33,115
China CITIC Bank Corp. Ltd., Class H	3,080,000	2,320
China Communications Construction Co. Ltd., Class H	22,100,000	31,129
China Construction Bank Corp., Class H	33,895,000	28,156
China Lumena New Materials Corp.[1,2,3]	10,564,000	—
China Mobile Ltd. ADR	517,700	33,666
China Petroleum & Chemical Corp., Class H	9,792,000	7,793
China Railway Construction Corp. Ltd., Class H	7,058,500	10,543
China Railway Group Ltd., Class H	19,510,000	19,982
Datang International Power Generation Co. Ltd., Class H	6,918,000	3,542
FerroChina Ltd.[1,2,3]	258,000	—
Great Wall Motor Co. Ltd., Class H	1,462,500	10,338
Guangzhou R&F Properties Co. Ltd., Class H	6,351,600	6,513
Industrial & Commercial Bank of China, Class H	12,033,000	8,878
KWG Property Holding Ltd.	8,092,000	5,741
NetEase Inc. ADR	95,600	10,067
PetroChina Co. Ltd., Class H	5,710,000	6,319
PICC Property & Casualty Co. Ltd., Class H	3,822,000	7,553
Poly Property Group Co. Ltd.	13,007,000	6,325
Shimao Property Holdings Ltd.	3,115,000	6,549
Sihuan Pharmaceutical Holdings Group Ltd.[1]	4,433,000	2,538
Skyworth Digital Holdings Ltd.	10,542,000	8,295
Tencent Holdings Ltd.	282,100	5,356

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
China — (continued)
WuXi PharmaTech Cayman Inc. ADR[3]	44,300	$1,718
Zhejiang Expressway Co. Ltd., Class H	5,030,000	6,670

		263,106

Czech Republic — 0.9%
CEZ AS	475,567	11,641

India — 9.2%
Bank of Baroda	1,790,634	4,678
Cairn India Ltd.	1,637,915	5,597
Ceat Ltd.	325,959	4,190
Cipla Ltd.	461,536	5,254
Dr Reddy’s Laboratories Ltd.	201,870	11,254
HCL Technologies Ltd.	411,148	6,441
Indiabulls Housing Finance Ltd.	917,615	8,180
Lupin Ltd.	447,080	14,348
NMDC Ltd.	2,653,744	5,460
Oil & Natural Gas Corp. Ltd.	409,058	2,003
Power Finance Corp. Ltd.	2,695,391	11,760
Rural Electrification Corp. Ltd.	2,342,245	12,471
Sintex Industries Ltd.	2,882,648	5,560
Sun Pharmaceutical Industries Ltd.	550,386	9,005
Tata Motors Ltd.	773,820	11,928
UPL Ltd.	1,107,554	7,825

		125,954

Indonesia — 0.8%
Adhi Karya Persero Tbk PT	14,893,500	3,480
Bank Rakyat Indonesia Persero Tbk PT	1,678,000	1,704
Indofood Sukses Makmur Tbk PT	10,755,300	6,128

		11,312

Malaysia — 2.0%
IJM Corp. Berhad	2,832,300	5,506

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Malaysia — (continued)
Tenaga Nasional Bhd	4,340,200	$16,829
UMW Holdings Bhd	1,624,400	4,754

		27,089

Mexico — 1.2%
Alfa SAB de CV, Class A3	1,135,100	2,296
America Movil SAB de CV, Class L ADR	421,700	8,628
Kimberly-Clark de Mexico SAB de CV, Class A	1,213,400	2,535
Mexico Real Estate Management SA de CV4	1,478,573	2,329

		15,788

Philippines — 1.1%
Megaworld Corp.	16,994,000	2,064
Universal Robina Corp.	2,494,130	12,610

		14,674

Poland — 3.7%
PGE Polska Grupa Energetyczna SA	2,405,478	13,229
Polski Koncern Naftowy Orlen SA	1,012,374	15,829
Powszechny Zaklad Ubezpieczen SA	141,492	18,258
Tauron Polska Energia SA	2,473,095	2,878

		50,194

Qatar — 1.0%
Barwa Real Estate Co.	557,103	6,900
Commercial Bank of Qatar QSC	261,060	3,943
Industries Qatar QSC	62,913	2,402

		13,245

Russia — 2.7%
Gazprom OAO ADR	1,410,976	6,708
LUKOIL OAO ADR	278,171	12,885
PhosAgro OAO GDR	210,689	2,430
Sberbank of Russia ADR	1,289,864	5,667

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Russia — (continued)
Surgutneftegas OAO ADR	1,159,420	$7,084
Tatneft ADR	88,327	2,631

		37,405

South Africa — 8.2%
Barloworld Ltd.	602,798	4,612
FirstRand Ltd.	5,514,957	25,390
MMI Holdings Ltd.	3,572,558	9,667
Naspers Ltd., Class N	182,754	28,176
Netcare Ltd.	3,240,688	11,142
Redefine Properties Ltd.[4]	11,008,246	11,254
Sanlam Ltd.	1,159,721	7,493
Sibanye Gold Ltd.	2,938,453	6,280
Steinhoff International Holdings Ltd.	947,804	5,941
Vodacom Group Ltd.	176,128	1,927

		111,882

South Korea — 16.4%
CJ Corp.	22,210	3,524
Daesang Corp.	66,156	2,498
Hanwha Corp.	103,393	3,387
Hyosung Corp.	121,574	9,501
Hyundai Marine & Fire Insurance Co. Ltd.	176,408	3,943
Kia Motors Corp.	249,082	10,148
Korea Electric Power Corp.	573,690	23,786
Korean Air Lines Co. Ltd.[3]	285,211	12,481
KT&G Corp.	203,608	16,278
Kyongnam Bank[3]	355,074	2,999
LG Display Co. Ltd.	486,080	13,714
LG Electronics Inc.	69,205	3,674
Samsung Electronics Co. Ltd.	45,468	59,056
SK Holdings Co. Ltd.	47,688	7,307
SK Hynix Inc.	548,196	22,507

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
South Korea — (continued)
SK Telecom Co. Ltd. ADR	566,000	$15,401
Tovis Co. Ltd.	374,629	5,909
Woori Investment & Securities Co. Ltd.	602,166	7,816

		223,929

Taiwan — 15.6%
Asustek Computer Inc.	1,369,300	13,785
Chicony Electronics Co. Ltd.	1,670,673	4,688
Compal Electronics Inc.	4,371,316	3,639
Coretronic Corp.	3,184,000	4,874
Fubon Financial Holding Co. Ltd.	9,346,000	16,786
HON HAI Precision Industry Co. Ltd.	8,906,376	26,073
Innolux Corp.	12,400,000	6,202
Inventec Corp.	8,584,000	6,214
Lite-On Technology Corp.	8,648,633	11,208
Merida Industry Co. Ltd.	407,907	3,207
Pegatron Corp.	9,593,000	25,968
Pou Chen Corp.	6,194,000	8,670
Powertech Technology Inc.	1,613,000	2,778
President Chain Store Corp.	323,000	2,431
Siliconware Precision Industries Co. Ltd.	7,137,000	11,884
Taiwan PCB Techvest Co. Ltd.	3,160,000	5,514
Taiwan Semiconductor Manufacturing Co. Ltd.	1,823,200	42,809
Wistron Corp.	735	—
WPG Holdings Ltd.	5,606,000	7,221
Yuanta Financial Holding Co. Ltd.	18,772,000	9,449

		213,400

Thailand — 2.9%
Bangchak Petroleum PCL/The	4,343,400	4,305
Bangkok Dusit Medical Services PCL	6,729,300	4,074
PTT PCL	1,936,000	19,217
Sansiri PCL	155,462,166	8,838

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Thailand — (continued)
Thanachart Capital PCL	3,593,800	$3,838

		40,272

Turkey — 2.3%
Eregli Demir ve Celik Fabrikalari TAS	4,858,380	7,553
Ford Otomotiv Sanayi AS	160,277	2,069
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D3	1	—
TAV Havalimanlari Holding AS	1,073,381	8,983
Turk Hava Yollari AO3	2,953,785	9,763
Turk Traktor ve Ziraat Makineleri AS	105,839	3,152

		31,520

United Arab Emirates — 0.5%
Dubai Islamic Bank PJSC	1,680,932	2,838
First Gulf Bank PJSC	1,097,889	4,364

		7,202

Total Common Stock
(Cost $1,206,775) — 91.5%		1,249,562

EXCHANGE TRADED FUNDS
iShares MSCI Emerging Markets Index Fund	763,300	30,631
Vanguard FTSE Emerging Markets Fund	750,656	30,680

Total Exchange Traded Funds
(Cost $61,030) — 4.5%		61,311

PREFERENCE STOCK
Brazil — 2.2%
Cia Energetica de Sao Paulo	875,300	6,527
Cia Paranaense de Energia	652,400	6,848
Itausa - Investimentos Itau SA	5,166,800	16,205

		29,580

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2015 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
South Korea — 0.1%
LG Chemical Ltd.	14,485	$1,985

Total Preference Stock
(Cost $41,397) — 2.3%		31,565

WARRANT
Sansiri PCL, Expires 11/24/2017[3]	14,133,566	130

Total Warrant
(Cost $0) — 0.0%		130

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.030%**	23,306,824	23,307

Total Short-Term Investment
(Cost $23,307) — 1.7%		23,307

Total Investments — 100.0%
(Cost $1,332,509)		1,365,875

Other Assets in Excess of Liabilities — 0.0%		270

Net Assets — 100.0%		$1,366,145

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2015.
1	Securities considered illiquid. The total market value of such securities as of March 31, 2015 was $2,538 and represented 0.2% of net assets.
2	Security is fair valued at zero due to company’s insolvency.
3	Non-income producing security.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt
FTSE	Financial Times London Stock Exchange
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SECTOR DIVERSIFICATION

As of March 31, 2015, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	22.8%	1.2%	24.0%

Information Technology	21.7	0.0	21.7

Industrials	10.1	0.0	10.1

Energy	7.7	0.0	7.7

Consumer Discretionary	7.4	0.0	7.4

Utilities	5.5	1.0	6.5

Consumer Staples	4.5	0.0	4.5

Telecommunication Services	4.4	0.0	4.4

Health Care	4.3	0.0	4.3

Materials	3.1	0.1	3.2

Warrant	0.0	0.0	0.0

Total	91.5	2.3	93.8

Exchange Traded Funds			4.5

Short-Term Investment			1.7

Other Assets in Excess of Liabilities			0.0

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

3/31/15
ASSETS:
Investments at Value (Cost $1,332,509)	$1,365,875
Receivable for Fund Shares Sold	12,745
Receivable for Dividends	1,937
Foreign Currency (Cost $533)	533
Prepaid Expenses	52
Receivable for Tax Reclaims	21

Total Assets	1,381,163

LIABILITIES:
Payable for Investment Securities Purchased	12,014
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,328
Payable Due to Adviser	1,067
Payable for Fund Shares Redeemed	364
Payable Due to Administrator	34
Payable for Shareholder Services Fees — Investor Class	18
Payable for Trustees’ Fees	12
Other Accrued Expenses	181

Total Liabilities	15,018

Net Assets	$1,366,145

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$1,358,304
Distributions in Excess of Net Investment Income	(5,342)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(18,825)
Net Unrealized Appreciation on Investments	33,366
Accrued Foreign Capital Gains Tax on Appreciated Securities	(1,328)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(30)

Net Assets	$1,366,145

Net Asset Value Per Share (based on net assets of $1,220,520,245 ÷ 102,161,621 shares) — Institutional Class	$11.95

Net Asset Value Per Share (based on net assets of $145,625,229 ÷ 12,091,368 shares) — Investor Class	$12.04

*	Except for Net Asset Value per shares data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

10/01/14 to 3/31/15
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $542)	$9,715

Total Investment Income	9,715

EXPENSES:
Investment Advisory Fees	5,385
Custodian Fees	543
Administration Fees	176
Shareholder Service Fees — Investor Class	95
Transfer Agent Fees	50
Registration Fees	40
Professional Fees	36
Income Tax(1)	33
Trustees’ Fees	19
Printing Fees	17
Pricing Fees	9
Line of Credit	3
Other Fees	(9)

Total Expenses	6,397

Net Investment Income	3,318

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(8,936)
Net Realized Loss from Foreign Currency Transactions	(525)
Net Change in Unrealized Appreciation on Investments	3,465
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	714
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	51

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(5,231)

Net Decrease in Net Assets Resulting from Operations	$(1,913)

(1)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/14 to 3/31/15 (Unaudited)	10/01/13 to 9/30/14 (Audited)
OPERATIONS:
Net Investment Income	$3,318	$14,328
Net Realized Gain (Loss) on Investments	(8,936)	5,910
Net Realized Loss from Foreign Currency Transactions	(525)	(1,065)
Net Change in Unrealized Appreciation on Investments	3,465	18,979
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	714	(1,930)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	51	(82)

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,913)	36,140

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(22,262)	(3,949)
Investor Class	(1,098)	(312)

Total Dividends from Net Investment Income	(23,360)	(4,261)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	471,084	636,736
Redemption Fees(2)	19	40

Total Increase in Net Assets	445,830	668,655

NET ASSETS:
Beginning of Period	920,315	251,660

End of Period	$1,366,145	$920,315

Undistributed (Distributions in Excess of) Net Investment Income	$(5,342)	$14,700

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2015 (Unaudited) and the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2015(1)	12.33	0.04	(0.14)	(0.10)	(0.28)	—	(0.28)	—
2014	11.65	0.28	0.51	0.79	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
Investor
2015(1)	12.40	0.03	(0.15)	(0.12)	(0.24)	—	(0.24)	—
2014	11.72	0.23	0.53	0.76	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—

(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	The ratio of Expenses to Average Net Assets includes the effect of income taxes. If these expenses were excluded, the ratio would have been 1.16%.
(3)	The ratio of Expenses to Average Net Assets includes the effect of income taxes. If these expenses were excluded, the ratio would have been 1.41%.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.95	(0.74)	1,220,520	1.17	(2)	1.17	(2)	0.63	50
12.33	6.84	852,202	1.20		1.20		2.31	112
11.65	6.54	211,572	1.30		1.30		2.09	95
11.19	20.36	102,810	1.35		1.43		2.61	74
9.39	(13.33)	53,748	1.35		1.59		2.25	95
11.07	24.49	21,600	1.35		1.96		1.75	83

12.04	(0.87)	145,625	1.42	(3)	1.42	(3)	0.42	50
12.40	6.55	68,113	1.45		1.45		1.89	112
11.72	6.28	40,088	1.55		1.55		1.69	95
11.26	20.10	34,598	1.55		1.63		2.46	74
9.45	(13.41)	27,027	1.55		1.78		2.52	95
11.14	25.49	8,750	1.46		2.11		1.96	83

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock

Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

18	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2015:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Common Stock
Brazil	$50,949$	—	$—	$50,949
China	260,568	—	2,538	263,106
Czech Republic	11,641	—	—	11,641
India	125,954	—	—	125,954
Indonesia	11,312	—	—	11,312
Malaysia	27,089	—	—	27,089
Mexico	15,788	—	—	15,788
Philippines	14,674	—	—	14,674
Poland	50,194	—	—	50,194
Qatar	13,245	—	—	13,245
Russia	37,405	—	—	37,405
South Africa	111,882	—	—	111,882
South Korea	223,929	—	—	223,929
Taiwan	213,400	—	—	213,400
Thailand	—	40,272	—	40,272
Turkey	31,520	—	—	31,520
United Arab
Emirates	7,202	—	—	7,202

Total Common Stock	1,206,752	40,272	2,538	1,249,562

Exchange Traded Funds	61,311	—	—	61,311

Preference Stock
Brazil	29,580	—	—	29,580
South Korea	1,985	—	—	1,985

Total Preference Stock	31,565	—	—	31,565

Warrant	—	130	—	130

Short-Term Investment	23,307	—	—	23,307

Total Investments in Securities	$1,322,935	$40,402	$2,538	$1,365,875

†	Thailand holdings represent securities trading outside the United States in Thailand, the values of which were adjusted due to “Foreign Line” securities using “Local Line” prices.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “Foreign Line” securities using “Local Line” pricing.

For the six months ended March 31, 2015, one security transferred to Level 3 because trading in its shares was suspended. Transfers between levels are recognized at period end.

For the six months ended March 31, 2015, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

During the period ended March 31, 2015, the Fund incurred federal excise tax in the amount of $32,561. No other provisions for federal income taxes have been made in the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2015, the Institutional Class and Investor Class retained $9,820 and $9,165 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2016 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2015.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $20,000 ($30,000 before November 1, 2014). If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2015, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2015, for the Fund were as follows:

Purchases (000)	Sales (000)
$984,276	$547,466

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Furthermore, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2015, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $1,328,095.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows (000):

	Ordinary Income	Total
2014	$4,261	$4,261
2013	3,533	3,533

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$19,403
Capital Loss Carryforwards	(5,318)
Unrealized Appreciation	19,029

Total Distributable Earnings	$33,114

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2014 (000):

Expiring in Fiscal Year	Amount
2018	$5,318

Total Capital Loss Carryforwards	$5,318

For the fiscal year ended September 30, 2014, the Fund used $3,792 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

At March 31, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$1,332,509	$114,759	$(81,393)	$33,366

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2015 (Unaudited)		Fiscal Year Ended September 30, 2014 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	38,773	$460,609	58,073	$697,646
Shares Issued in Reinvestment of Dividends and Distributions	1,837	21,093	323	3,738
Shares Redeemed	(7,576)	(89,564)	(7,434)	(89,117)

Increase in Shares Outstanding Derived from Institutional Class Transactions	33,034	392,138	50,962	612,267

Investor Class
Shares Sold	9,618	114,788	3,755	44,405
Shares Issued in Reinvestment of Dividends and Distributions	92	1,064	26	306
Shares Redeemed	(3,111)	(36,906)	(1,710)	(20,242)

Increase in Shares Outstanding Derived from Investor Class Transactions	6,599	78,946	2,071	24,469

Increase in Shares Outstanding from Capital Share Transactions	39,633	$471,084	53,033	$636,736

8.	Significant Shareholder Concentration

As of March 31, 2015, two of the Fund’s shareholders of record owned 53% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund entered into an agreement which enables it to participate in a $10 million unsecured committed revolving line of credit, along with certain other series of the Trust, with The Bank of New York Mellon (the “Custodian”) which expires February 24, 2016. The proceeds from the borrowings, if any, shall be used

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.12% per annum. As of March 31, 2015, there were no borrowings outstanding.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Emerging Markets Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 to March 31, 2015).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

26	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$992.60	1.17%	$5.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.10	1.17%	$5.89
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$991.30	1.42%	$7.05

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.85	1.42%	$7.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund	27

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION :

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-004-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 5, 2015